                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


STATE OF ILLINOIS
COUNTY OF COOK


     KNOW ALL MEN BY THESE PRESENTS that John W. Alexander, having an address at 229 N. Church St., Charlotte, NC 28202, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Douglas Crocker II and Michael J. McHugh, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in-Fact for him and his name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in an about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

     IN WITNESS WHEREOF, John W. Alexander, has hereunto set his hand this 24th day of February, 1997.


                                                  /s/ John W. Alexander
                                                  ----------------------------
                                                  John W. Alexander

     I, Patricia M. Nesti, a Notary Public in and for said County in the State of aforesaid, do hereby certify that John W. Alexander, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free voluntary act for the uses and purposes therein set forth.

     Given under my hand and notarial seal this 24th day of February, 1997.

                                                   /s/ Patricia M. Nesti
                                                  ------------------------------
                                                         (Notary Public)

My Commission Expires:

1/24/98

                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY
                               -----------------


STATE OF ILLINOIS
COUNTY OF COOK


     KNOW ALL MEN BY THESE PRESENTS that James D. Harper, Jr., having an address at 3250 Mary St., Coconut Grove, FL 33133, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Douglas Crocker II and Michael J. McHugh, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in-Fact for him and his name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in an about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

     IN WITNESS WHEREOF, James D. Harper, Jr., has hereunto set his hand this 24th day of February, 1997.

                                                  /s/ James D. Harper, Jr.
                                                  ------------------------------
                                                      James D. Harper, Jr.

     I, Patricia M. Nesti, a Notary Public in and for said County in the State of aforesaid, do hereby certify that James D. Harper, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free voluntary act for the uses and purposes therein set forth.

     Given under my hand and notarial seal this 24th day of February, 1997.

                                                   /s/ Patricia M. Nesti
                                                  ------------------------------
                                                         (Notary Public)

My Commission Expires:

1/24/98

                                                                    EXHIBIT 24.3

                               POWER OF ATTORNEY
                               -----------------


STATE OF ILLINOIS
COUNTY OF COOK

     KNOW ALL MEN BY THESE PRESENTS that Errol R. Halperin, having an address at 203 N. LaSalle St., Chicago, IL 60601, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Douglas Crocker II and Michael J. McHugh, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in-Fact for him and his name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in an about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

     IN WITNESS WHEREOF, Errol R. Halperin, has hereunto set his hand this 24th day of February, 1997.

                                                  /s/ Errol R. Halperin
                                                  ------------------------------
                                                  Errol R. Halperin

     I, Patricia M. Nesti, a Notary Public in and for said County in the State of aforesaid, do hereby certify that Errol R. Halperin, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free voluntary act for the uses and purposes therein set forth.

     Given under my hand and notarial seal this 24th day of February, 1997.

                                                  /s/ Patricia M. Nesti
                                                  ------------------------------
                                                         (Notary Public)

My Commission Expires:

1/24/98

                                                                    EXHIBIT 24.4

                               POWER OF ATTORNEY
                               -----------------


STATE OF ILLINOIS
COUNTY OF COOK


     KNOW ALL MEN BY THESE PRESENTS that B. Joseph White, having an address at 701 Tappan, Ann Arbor, MI 48109, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Douglas Crocker II and Michael
J. McHugh, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in-Fact for him and his name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in an about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

     IN WITNESS WHEREOF, B. Joseph White, has hereunto set his hand this 24th day of February, 1997.

                                                  /s/ B. Joseph White
                                                  ------------------------------
                                                      B. Joseph White

     I, Patricia M. Nesti, a Notary Public in and for said County in the State of aforesaid, do hereby certify that B. Joseph White, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free voluntary act for the uses and purposes therein set forth.

     Given under my hand and notarial seal this 24th day of February, 1997.

                                                  /s/ Patricia M. Nesti
                                                  ------------------------------
                                                       (Notary Public)

My Commission Expires:

1/24/98

                                                                    EXHIBIT 24.5

                               POWER OF ATTORNEY
                               -----------------


STATE OF ILLINOIS
COUNTY OF COOK


     KNOW ALL MEN BY THESE PRESENTS that Barry S. Sternlicht, having an address at 3 Pickwick Plaza, #250, Greenwich, CT 06830, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Douglas Crocker II and Michael J. McHugh, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in-Fact for him and his name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in an about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

     IN WITNESS WHEREOF, Barry S. Sternlicht, has hereunto set his hand this 24th day of February, 1997.

                                                  /s/ Barry S. Sternlicht
                                                  ------------------------------
                                                  Barry S. Sternlicht

     I, Patricia M. Nesti, a Notary Public in and for said County in the State of aforesaid, do hereby certify that Barry S. Sternlicht, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free voluntary act for the uses and purposes therein set forth.

     Given under my hand and notarial seal this 24th day of February, 1997.

                                                  /s/ Patricia M. Nesti
                                                  ------------------------------
                                                       (Notary Public)

My Commission Expires:

1/24/98

                                                                    EXHIBIT 24.6

                               POWER OF ATTORNEY
                               -----------------


STATE OF ILLINOIS
COUNTY OF COOK


     KNOW ALL MEN BY THESE PRESENTS that Henry H. Goldberg, having an address at 4733 Bethesda Ave., #400, Bethesda, MD 20814, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Douglas Crocker II and Michael J. McHugh, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in-Fact for him and his name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in an about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

     IN WITNESS WHEREOF, Henry H. Goldberg, has hereunto set his hand this 24th day of February, 1997.

                                              /s/ Henry H. Goldberg
                                              ------------------------------
                                                  Henry H. Goldberg

     I, Patricia M. Nesti, a Notary Public in and for said County in the State of aforesaid, do hereby certify that Henry H. Goldberg, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free voluntary act for the uses and purposes therein set forth.

     Given under my hand and notarial seal this 24th day of February, 1997.

                                                   /s/ Patricia M. Nesti
                                              ------------------------------
                                                        (Notary Public)

My Commission Expires:

1/24/98